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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2000

                                Lunar Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

             Wisconsin                     0-18643             39-1200501
   ------------------------------       -------------       -----------------
  (State or other jurisdiction of        (Commission          (IRS Employer
           incorporation)                 File No.)        Identification No.)

             726 Heartland Trail, Madison, Wisconsin                 53717
       ---------------------------------------------------       --------------
            (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code:         (608) 828-2663


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On June 2, 2000, the Registrant entered into an Agreement and Plan of Merger with General Electric Company and Topaz Merger Corp., pursuant to which Topaz Merger Corp., subject to the terms and conditions set forth therein, will merge into the Registrant, which will then become a wholly-owned subsidiary of General Electric Company. The shareholders of the Registrant will receive
$17 per share of the Registrant's common stock, payable in shares of common stock of General Electric Company. The transaction, which is subject to governmental approvals and approval of the shareholders of the Registrant, is expected to close by the third quarter of 2000.

         On June 2, 2000, the Registrant and General Electric Company executed a Stock Option Agreement pursuant to which and subject to the terms and conditions therein set forth the Registrant granted to General Electric Company an irrevocable option to purchase up to 2,014,067 common shares of the Registrant at the $17 per share transaction price.

         On June 2, 2000, Richard B. Mazess, Marilyn Mazess, and Richard B. Mazess, as Custodian under the Uniform Gifts to Minors Act, of the Registrant, entered into a Shareholder Agreement with General Electric Company pursuant to which they agreed, among other things, to vote their shares of the Registrant's common stock in favor of the proposed transaction.

         Copies of the Agreement and Plan of Merger, Stock Option Agreement and Shareholder Agreement are filed as exhibits hereto and are hereby incorporated by reference.

ITEM 7(c).  EXHIBITS.

99.1 Agreement and Plan of Merger dated June 2, 2000 between Registrant, General Electric Company and Topaz Merger Corp.

99.2 Stock Option Agreement dated June 2, 2000 between Registrant and General Electric Company.

99.3 Shareholder Agreement dated June 2, 2000 between Richard B. Mazess, Marilyn Mazess, and Richard B. Mazess, as Custodian under the Uniform Gifts to Minors Act, and General Electric Company.

99.4        Press Release dated June 2, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              LUNAR CORPORATION

Dated:   June 7, 2000                         By:  /s/ Richard B. Mazess
        ---------------------------                -----------------------------
                                                   Richard B. Mazess, President



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                                  EXHIBIT INDEX


Exhibit No.              Exhibit


99.1 Agreement and Plan of Merger dated June 2, 2000 between Registrant, General Electric Company and Topaz Merger Corp.

99.2 Stock Option Agreement dated June 2, 2000 between Registrant and General Electric Company.

99.3 Shareholder Agreement dated June 2, 2000 between Richard B. Mazess, Marilyn Mazess, and Richard B. Mazess, as Custodian under the Uniform Gifts to Minors Act, and General Electric Company.

99.4                     Press Release dated June 2, 2000.



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